Exhibit 10.32

Senior Management Performance-Based Option

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 12, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Cause,” “Change of Control,” “Date of Termination,” “Disability,” “Employer,” “Good Reason,” “Investors,” “Retained Business,” “Sale of a Business,” “Sold Business,” and “Year of Termination.” The term “Performance Period” is defined in Schedule A. The term “Principal Investor” shall have the same meaning as set forth in the Stockholders Agreement. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(c)	“Call Option” means an option in favor of Company or Lowerco to purchase for cash at a specified price the Shares received by Optionee (or Optionee’s Beneficiary) upon any exercise of the Option with respect to one or more Units;

(d)	“Closing” means August 11, 2005;

(e)	“Extended Exercise Period” means the period ending on the later of (i) the 90th day following (as applicable) the Optionee’s Date of Termination or the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions (or the one year anniversary of the Optionee’s Date of Termination in the case of a termination resulting from Disability or death) and (ii) the earlier of (A) a Change of Control or (B) the 30th day after an IPO (or, if Optionee is subject to an IPO lock-up, the 30th day after the expiration of the lock-up); provided that in all cases the Extended Exercise Period shall end no later than the Final Exercise Date;

(f)

“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Call Option pursuant to Section 5(a) or a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(g)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(h)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(i)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(j)

“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(k)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco;

(l)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 5 of Optionee’s Employment Agreement;

(m)	“Retirement” means retirement within the meaning of Section 2.2(b) of Optionee’s Employment Agreement;

(n)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein;

(o)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units); and

(p)

“Vest on a Return-on-Equity Basis” means that Optionee’s Option shall be subject to accelerated vesting at the time of a Change of Control as follows: (i) if the Change of Control results in the Investors receiving an amount constituting at least 200% of the Investors’ initial equity investment in Company and any subsequent equity investments (the “Investment”), then the maximum annual (but not cumulative) amount of Units that could have vested at the end of each unfinished year in the Performance Period, including the year during which the Change of Control is completed, shall become fully vested and exercisable immediately before Change of Control; (ii) if the Change of Control results in the Investors receiving an amount constituting at least 300% of the Investment, then all remaining Units shall become fully vested and exercisable immediately before the Change of Control; or (iii) if the

Change of Control results in the Investors receiving an amount constituting less than 200% of the Investment, there will be no acceleration of vesting. In determining the amount that has been received, the gross value of all cash (including prior distributions the Investors or their Affiliates have received with respect to the Shares) and/or securities (with the fair value of such securities to be determined by the Board, which shall be entitled to take into account any restrictions on transferability, liquidity or saleability of such securities) received by the Investors shall be taken into account, minus the amount of commissions, fees and expenses payable by the Investors to the investment bankers and professional advisors in connection with the Change of Control. Management and transaction fees specified in the Management Agreement shall be excluded, provided that any increases in such fees from the fees in effect as of the date of the Optionee’s Employment Agreement must be customary (on a percentage of equity basis or in the case of transaction fees as a percentage of transaction size) compared to fees charged by private equity sponsors to their portfolio companies. In evaluating the amount of the transaction consideration, the Board may take into consideration amounts paid into escrow and contingent payments in connection with any transaction.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by the Employer without Cause, (ii) resignation by the Optionee for Good Reason or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of termination by the Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination;

(c)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(d)	if the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee; and

(e)	upon a Change of Control during the Performance Period or within the one-year period thereafter, the Option shall Vest on a Return-on-Equity Basis; provided that, upon such a Change of Control following which Stock continues to be held by any of the Principal Investors, if the Change of Control would not result in full acceleration of vesting pursuant to this Section 3(e) without giving effect to this proviso, the Administrator shall, as it considers appropriate in its sole discretion, either (i) cause the Option to Vest on a Return-on-Equity Basis treating the Fair Market Value of any retained Stock as an amount received by the Investors in connection with the Change of Control, or (ii) permit the Option to Vest on a Return-on-Equity Basis in connection with any disposition by the Principal Investors of a material portion of their remaining Stock during the Performance Period or within the one-year period thereafter.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date or upon a Change of Control that terminates an Extended Exercise Period, after termination of Employment as a result of resignation by the Optionee other than for either Good Reason or Retirement and prior to the fifth anniversary of the Closing or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment, and if not exercised by such date, will thereupon terminate, except as provided below:

(i)	upon termination of the Optionee’s Employment (i) by the Employer without Cause, (ii) by resignation by the Optionee for Good Reason, or (iii) as a result of a Disability or death, or upon the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(ii)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason and such Employment terminates (i) prior to the fifth anniversary of the Closing, then the Option will remain exercisable until the earlier of (a) the 90th day after the Date of Termination or (b) the Final Exercise Date, and will thereupon terminate, or (ii) on or after the fifth anniversary of the Closing, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(iii)	if, the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts.

(a)

Call on Resignation Without Good Reason. If the Optionee’s Employment terminates as a result of resignation by the Optionee other than for either Good Reason or Retirement, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(a) shall cease to apply on the earlier of an IPO or the fifth anniversary of the Closing. For purposes of the preceding sentence, the term resignation does not include the departure of Optionee by reason of the Sale of a Business where Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions.

(b)	Call on Termination For Cause. If the Optionee’s Employment is terminated by the Employer for Cause, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the lower of (i) the exercise price paid by Optionee for such Shares (less any distributions received with respect to such Shares under the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan or with respect to such Shares after the exercise of this Option), or (ii) the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(b) shall cease to apply on an IPO.

(c)	Put on Disability or Death. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or, the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO.

(d)	The Company or Lowerco may assign its rights under this Section 5 to any of their subsidiaries or to the Investors.

(e)	The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following additional remedies:

(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the              day of             , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Senior Management Performance-Based Option-California Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 12, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Cause,” “Change of Control,” “Date of Termination,” “Disability,” “Employer,” “Good Reason,” “Investors,” “Retained Business,” “Sale of a Business,” “Sold Business,” and “Year of Termination.” The term “Performance Period” is defined in Schedule A. The term “Principal Investor” shall have the same meaning as set forth in the Stockholders Agreement. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(c)	“Call Option” means an option in favor of Company or Lowerco to purchase for cash at a specified price the Shares received by Optionee (or Optionee’s Beneficiary) upon any exercise of the Option with respect to one or more Units;

(d)	“Closing” means August 11, 2005;

(e)	“Extended Exercise Period” means the period ending on the later of (i) the 90th day following (as applicable) the Optionee’s Date of Termination or the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions (or the one year anniversary of the Optionee’s Date of Termination in the case of a termination resulting from Disability or death) and (ii) the earlier of (A) a Change of Control or (B) the 30th day after an IPO (or, if Optionee is subject to an IPO lock-up, the 30th day after the expiration of the lock-up); provided that in all cases the Extended Exercise Period shall end no later than the Final Exercise Date;

(f)

“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Call Option pursuant to Section 5(a) or a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(g)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(h)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(i)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(j)

“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(k)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco;

(l)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 5 of Optionee’s Employment Agreement;

(m)	“Retirement” means retirement within the meaning of Section 2.2(b) of Optionee’s Employment Agreement;

(n)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein;

(o)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units); and

(p)

“Vest on a Return-on-Equity Basis” means that Optionee’s Option shall be subject to accelerated vesting at the time of a Change of Control as follows: (i) if the Change of Control results in the Investors receiving an amount constituting at least 200% of the Investors’ initial equity investment in Company and any subsequent equity investments (the “Investment”), then the maximum annual (but not cumulative) amount of Units that could have vested at the end of each unfinished year in the Performance Period, including the year during which the Change of Control is completed, shall become fully vested and exercisable immediately before Change of Control; (ii) if the Change of Control results in the Investors receiving an amount constituting at least 300% of the Investment, then all remaining Units shall become fully vested and exercisable immediately before the Change of Control; or (iii) if the

Change of Control results in the Investors receiving an amount constituting less than 200% of the Investment, there will be no acceleration of vesting. In determining the amount that has been received, the gross value of all cash (including prior distributions the Investors or their Affiliates have received with respect to the Shares) and/or securities (with the fair value of such securities to be determined by the Board, which shall be entitled to take into account any restrictions on transferability, liquidity or saleability of such securities) received by the Investors shall be taken into account, minus the amount of commissions, fees and expenses payable by the Investors to the investment bankers and professional advisors in connection with the Change of Control. Management and transaction fees specified in the Management Agreement shall be excluded, provided that any increases in such fees from the fees in effect as of the date of the Optionee’s Employment Agreement must be customary (on a percentage of equity basis or in the case of transaction fees as a percentage of transaction size) compared to fees charged by private equity sponsors to their portfolio companies. In evaluating the amount of the transaction consideration, the Board may take into consideration amounts paid into escrow and contingent payments in connection with any transaction.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by the Employer without Cause, (ii) resignation by the Optionee for Good Reason or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of termination by the Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination;

(c)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(d)	if the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee; and

(e)	upon a Change of Control during the Performance Period or within the one-year period thereafter, the Option shall Vest on a Return-on-Equity Basis; provided that, upon such a Change of Control following which Stock continues to be held by any of the Principal Investors, if the Change of Control would not result in full acceleration of vesting pursuant to this Section 3(e) without giving effect to this proviso, the Administrator shall, as it considers appropriate in its sole discretion, either (i) cause the Option to Vest on a Return-on-Equity Basis treating the Fair Market Value of any retained Stock as an amount received by the Investors in connection with the Change of Control, or (ii) permit the Option to Vest on a Return-on-Equity Basis in connection with any disposition by the Principal Investors of a material portion of their remaining Stock during the Performance Period or within the one-year period thereafter.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date or upon a Change of Control that terminates an Extended Exercise Period, after termination of Employment as a result of resignation by the Optionee other than for either Good Reason or Retirement and prior to the fifth anniversary of the Closing or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment, and if not exercised by such date, will thereupon terminate, except as provided below:

(i)	upon termination of the Optionee’s Employment (i) by the Employer without Cause, (ii) by resignation by the Optionee for Good Reason, or (iii) as a result of a Disability or death, or upon the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(ii)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason and such Employment terminates (i) prior to the fifth anniversary of the Closing, then the Option will remain exercisable until the earlier of (a) the 90th day after the Date of Termination or (b) the Final Exercise Date, and will thereupon terminate, or (ii) on or after the fifth anniversary of the Closing, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(iii)	if, the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts.

(a)

Call on Resignation Without Good Reason. If the Optionee’s Employment terminates as a result of resignation by the Optionee other than for either Good Reason or Retirement, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(a) shall cease to apply on the earlier of an IPO or the fifth anniversary of the Closing. For purposes of the preceding sentence, the term resignation does not include the departure of Optionee by reason of the Sale of a Business where Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions.

(b)	Call on Termination For Cause. If the Optionee’s Employment is terminated by the Employer for Cause, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the lower of (i) the exercise price paid by Optionee for such Shares (less any distributions received with respect to such Shares under the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan or with respect to such Shares after the exercise of this Option), or (ii) the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(b) shall cease to apply on an IPO.

(c)	Put on Disability or Death. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or, the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO.

(d)	The Company or Lowerco may assign its rights under this Section 5 to any of their subsidiaries or to the Investors.

(e)	The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following additional remedies:

(a)	Any exercise, payment or delivery of shares pursuant to this Option may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in Pennsylvania over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the              day of                     , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Senior Management Performance-Based Option-UK Resident

Name:
Number of Units:
Price per Unit:
Date of Grant:

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Cause,” “Change of Control,” “Date of Termination,” “Disability,” “Employer,” “Good Reason,” “Investors,” “Retained Business,” “Sale of a Business,” “Sold Business,” and “Year of Termination.” The term “Performance Period” is defined in Schedule A. The term “Principal Investor” shall have the same meaning as set forth in the Stockholders Agreement. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(c)	“Call Option” means an option in favor of Company or Lowerco to purchase for cash at a specified price the Shares received by Optionee (or Optionee’s Beneficiary) upon any exercise of the Option with respect to one or more Units;

(d)	“Closing” means August 11, 2005;

(e)	“Extended Exercise Period” means the period ending on the later of (i) the 90th day following (as applicable) the Optionee’s Date of Termination or the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions (or the one year anniversary of the Optionee’s Date of Termination in the case of a termination resulting from Disability or death) and (ii) the earlier of (A) a Change of Control or (B) the 30th day after an IPO (or, if Optionee is subject to an IPO lock-up, the 30th day after the expiration of the lock-up); provided that in all cases the Extended Exercise Period shall end no later than the Final Exercise Date;

(f)

“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Call Option pursuant to Section 5(a) or a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(g)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(h)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(i)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(j)

“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(k)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco;

(l)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 5 of Optionee’s Employment Agreement;

(m)	“Retirement” means retirement within the meaning of Section 2.2(b) of Optionee’s Employment Agreement;

(n)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein;

(o)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units); and

(p)

“Vest on a Return-on-Equity Basis” means that Optionee’s Option shall be subject to accelerated vesting at the time of a Change of Control as follows: (i) if the Change of Control results in the Investors receiving an amount constituting at least 200% of the Investors’ initial equity investment in Company and any subsequent equity investments (the “Investment”), then the maximum annual (but not cumulative) amount of Units that could have vested at the end of each unfinished year in the Performance Period, including the year during which the Change of Control is completed, shall become fully vested and exercisable immediately before Change of Control; (ii) if the Change of Control results in the Investors receiving an amount constituting at least 300% of the Investment, then all remaining Units shall become fully vested and exercisable immediately before the Change of Control; or (iii) if the

Change of Control results in the Investors receiving an amount constituting less than 200% of the Investment, there will be no acceleration of vesting. In determining the amount that has been received, the gross value of all cash (including prior distributions the Investors or their Affiliates have received with respect to the Shares) and/or securities (with the fair value of such securities to be determined by the Board, which shall be entitled to take into account any restrictions on transferability, liquidity or saleability of such securities) received by the Investors shall be taken into account, minus the amount of commissions, fees and expenses payable by the Investors to the investment bankers and professional advisors in connection with the Change of Control. Management and transaction fees specified in the Management Agreement shall be excluded, provided that any increases in such fees from the fees in effect as of the date of the Optionee’s Employment Agreement must be customary (on a percentage of equity basis or in the case of transaction fees as a percentage of transaction size) compared to fees charged by private equity sponsors to their portfolio companies. In evaluating the amount of the transaction consideration, the Board may take into consideration amounts paid into escrow and contingent payments in connection with any transaction.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by the Employer without Cause, (ii) resignation by the Optionee for Good Reason or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of termination by the Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination;

(c)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(d)	if the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee; and

(e)	upon a Change of Control during the Performance Period or within the one-year period thereafter, the Option shall Vest on a Return-on-Equity Basis; provided that, upon such a Change of Control following which Stock continues to be held by any of the Principal Investors, if the Change of Control would not result in full acceleration of vesting pursuant to this Section 3(e) without giving effect to this proviso, the Administrator shall, as it considers appropriate in its sole discretion, either (i) cause the Option to Vest on a Return-on-Equity Basis treating the Fair Market Value of any retained Stock as an amount received by the Investors in connection with the Change of Control, or (ii) permit the Option to Vest on a Return-on-Equity Basis in connection with any disposition by the Principal Investors of a material portion of their remaining Stock during the Performance Period or within the one-year period thereafter.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date or upon a Change of Control that terminates an Extended Exercise Period, after termination of Employment as a result of resignation by the Optionee other than for either Good Reason or Retirement and prior to the fifth anniversary of the Closing or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment, and if not exercised by such date, will thereupon terminate, except as provided below:

(i)	upon termination of the Optionee’s Employment (i) by the Employer without Cause, (ii) by resignation by the Optionee for Good Reason, or (iii) as a result of a Disability or death, or upon the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(ii)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason and such Employment terminates (i) prior to the fifth anniversary of the Closing, then the Option will remain exercisable until the earlier of (a) the 90th day after the Date of Termination or (b) the Final Exercise Date, and will thereupon terminate, or (ii) on or after the fifth anniversary of the Closing, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(iii)	if, the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts.

(a)

Call on Resignation Without Good Reason. If the Optionee’s Employment terminates as a result of resignation by the Optionee other than for either Good Reason or Retirement, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(a) shall cease to apply on the earlier of an IPO or the fifth anniversary of the Closing. For purposes of the preceding sentence, the term resignation does not include the departure of Optionee by reason of the Sale of a Business where Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions.

(b)	Call on Termination For Cause. If the Optionee’s Employment is terminated by the Employer for Cause, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the lower of (i) the exercise price paid by Optionee for such Shares (less any distributions received with respect to such Shares under the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan or with respect to such Shares after the exercise of this Option), or (ii) the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(b) shall cease to apply on an IPO.

(c)	Put on Disability or Death. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or, the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO.

(d)	The Company or Lowerco may assign its rights under this Section 5 to any of their subsidiaries or to the Investors.

(e)	The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following additional remedies:

(a)	Any exercise, payment or delivery of shares pursuant to this Option may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

13. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

14. National Insurance Contributions. By acceptance of this Option the Optionee agrees to indemnify the Company and its subsidiaries for any employer’s Class 1 national insurance contributions due on the exercise of the Option.

15. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the Commonwealth of Pennsylvania in the United States of America over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Senior Management Performance-Based Option-Other

Name:
Number of Units:
Price per Unit:
Date of Grant:

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

SENIOR MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt and the Executive Employment Agreement, dated August 11, 2005, between the Optionee and SunGard Data Systems Inc. (the “Employment Agreement”). Any exercise of discretionary authority granted under the Plan shall be subject to the express terms of this Agreement, and the last sentence of Section 3 of the Plan shall not apply to determinations of the Administrator with respect to this Agreement or the provisions of the Plan as applied to this Agreement.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The following terms shall have the same meaning as set forth in the Optionee’s Employment Agreement: “Board,” “Cause,” “Change of Control,” “Date of Termination,” “Disability,” “Employer,” “Good Reason,” “Investors,” “Retained Business,” “Sale of a Business,” “Sold Business,” and “Year of Termination.” The term “Performance Period” is defined in Schedule A. The term “Principal Investor” shall have the same meaning as set forth in the Stockholders Agreement. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“Beneficiary” means, in the event of Optionee’s death, Optionee’s legal representative, executor, administrator or designated beneficiary, as applicable;

(c)	“Call Option” means an option in favor of Company or Lowerco to purchase for cash at a specified price the Shares received by Optionee (or Optionee’s Beneficiary) upon any exercise of the Option with respect to one or more Units;

(d)	“Closing” means August 11, 2005;

(e)	“Extended Exercise Period” means the period ending on the later of (i) the 90th day following (as applicable) the Optionee’s Date of Termination or the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions (or the one year anniversary of the Optionee’s Date of Termination in the case of a termination resulting from Disability or death) and (ii) the earlier of (A) a Change of Control or (B) the 30th day after an IPO (or, if Optionee is subject to an IPO lock-up, the 30th day after the expiration of the lock-up); provided that in all cases the Extended Exercise Period shall end no later than the Final Exercise Date;

(f)

“Fair Market Value” means, as of any date, as to any Share, the Board’s good faith determination of the fair market value of such Share as of the applicable reference date, taking into account the most recent annual valuation of the Company. The Company agrees to engage, no later than December 31, 2006, and at least annually thereafter, an independent third party appraiser to perform such valuation, and to update each such valuation on a quarterly basis. Upon the exercise of a Call Option pursuant to Section 5(a) or a Put Option, the Board will provide prompt written notice of its determination of the Fair Market Value of the applicable Shares (the “Board Notice”) to Optionee. Optionee shall have the right to contest the Fair Market Value thereof by notice to the Company within fifteen (15) business days of receipt of the Board Notice. If Optionee does so notify the Company of Optionee’s disagreement with the Fair Market Value set forth in the Board Notice within such time period, then the Company shall retain an independent third party appraiser reasonably acceptable to Optionee and to the Company to determine the fair market value of such Shares, and the determination of such independent appraiser shall govern. For this purpose, the appraiser last used by the Company in the ordinary course of business will be considered an independent appraiser. In the event that the Fair Market Value of the Shares as determined by such independent appraiser exceeds by the lesser of $200,000 or 10% the fair market value determined by the Board, then the Company shall bear the full cost of the appraisal. Otherwise, the Optionee (or the Optionee’s Beneficiary, as applicable) shall bear the full cost of the appraisal;

(g)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(h)	“IPO” means the initial closing of a bona fide firm commitment underwritten public offering of equity shares of the Company, registered under the Securities Act of 1933, as amended, that results in such shares being traded on a liquid trading market;

(i)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(j)

“Put Option” means the obligation of the Company or Lowerco, upon thirty (30) days notice from Optionee, to use commercially reasonable efforts to repurchase for cash the Shares acquired by Optionee (or Optionee’s Beneficiary) upon exercise of the Option with respect to one or more Units at the then Fair Market Value of such Shares; provided, however, that any Shares subject to the Put Option shall have been held by Optionee (or Optionee’s Beneficiary) for at least six months. If Company or Lowerco (as the case may be) is not able to repurchase the Shares subject to the Put Option in cash as a result of any contractual or legal restriction, Company or Lowerco (as the case may be) shall provide Optionee (or Optionee’s Beneficiary) with a promissory note that bears interest at the prime rate as published in The Wall Street Journal on the repurchase date plus 1% and will become payable over the three year period from the date of the note;

(k)	“Registration Rights Agreement” means the Participation, Registration Rights and Coordination Agreement, dated as of August 10, 2005, by and among the Company, Lowerco, SunGard Holding Corp., Solar Capital Corp. and certain stockholders of the Company and Lowerco;

(l)	“Restrictive Covenant” means any of the restrictive covenants set forth in Section 5 of Optionee’s Employment Agreement;

(m)	“Retirement” means retirement within the meaning of Section 2.2(b) of Optionee’s Employment Agreement;

(n)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein;

(o)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units); and

(p)

“Vest on a Return-on-Equity Basis” means that Optionee’s Option shall be subject to accelerated vesting at the time of a Change of Control as follows: (i) if the Change of Control results in the Investors receiving an amount constituting at least 200% of the Investors’ initial equity investment in Company and any subsequent equity investments (the “Investment”), then the maximum annual (but not cumulative) amount of Units that could have vested at the end of each unfinished year in the Performance Period, including the year during which the Change of Control is completed, shall become fully vested and exercisable immediately before Change of Control; (ii) if the Change of Control results in the Investors receiving an amount constituting at least 300% of the Investment, then all remaining Units shall become fully vested and exercisable immediately before the Change of Control; or (iii) if the

Change of Control results in the Investors receiving an amount constituting less than 200% of the Investment, there will be no acceleration of vesting. In determining the amount that has been received, the gross value of all cash (including prior distributions the Investors or their Affiliates have received with respect to the Shares) and/or securities (with the fair value of such securities to be determined by the Board, which shall be entitled to take into account any restrictions on transferability, liquidity or saleability of such securities) received by the Investors shall be taken into account, minus the amount of commissions, fees and expenses payable by the Investors to the investment bankers and professional advisors in connection with the Change of Control. Management and transaction fees specified in the Management Agreement shall be excluded, provided that any increases in such fees from the fees in effect as of the date of the Optionee’s Employment Agreement must be customary (on a percentage of equity basis or in the case of transaction fees as a percentage of transaction size) compared to fees charged by private equity sponsors to their portfolio companies. In evaluating the amount of the transaction consideration, the Board may take into consideration amounts paid into escrow and contingent payments in connection with any transaction.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by the Employer without Cause, (ii) resignation by the Optionee for Good Reason or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of termination by the Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination;

(c)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(d)	if the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee; and

(e)	upon a Change of Control during the Performance Period or within the one-year period thereafter, the Option shall Vest on a Return-on-Equity Basis; provided that, upon such a Change of Control following which Stock continues to be held by any of the Principal Investors, if the Change of Control would not result in full acceleration of vesting pursuant to this Section 3(e) without giving effect to this proviso, the Administrator shall, as it considers appropriate in its sole discretion, either (i) cause the Option to Vest on a Return-on-Equity Basis treating the Fair Market Value of any retained Stock as an amount received by the Investors in connection with the Change of Control, or (ii) permit the Option to Vest on a Return-on-Equity Basis in connection with any disposition by the Principal Investors of a material portion of their remaining Stock during the Performance Period or within the one-year period thereafter.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date or upon a Change of Control that terminates an Extended Exercise Period, after termination of Employment as a result of resignation by the Optionee other than for either Good Reason or Retirement and prior to the fifth anniversary of the Closing or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment, and if not exercised by such date, will thereupon terminate, except as provided below:

(i)	upon termination of the Optionee’s Employment (i) by the Employer without Cause, (ii) by resignation by the Optionee for Good Reason, or (iii) as a result of a Disability or death, or upon the Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(ii)	if the Optionee’s Employment terminates as a result of resignation by the Optionee other than for Good Reason and such Employment terminates (i) prior to the fifth anniversary of the Closing, then the Option will remain exercisable until the earlier of (a) the 90th day after the Date of Termination or (b) the Final Exercise Date, and will thereupon terminate, or (ii) on or after the fifth anniversary of the Closing, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

(iii)	if, the Optionee’s Employment terminates as a result of the Optionee’s Retirement, then the Option will remain exercisable through the Extended Exercise Period, and will thereupon terminate;

provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts.

(a)

Call on Resignation Without Good Reason. If the Optionee’s Employment terminates as a result of resignation by the Optionee other than for either Good Reason or Retirement, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(a) shall cease to apply on the earlier of an IPO or the fifth anniversary of the Closing. For purposes of the preceding sentence, the term resignation does not include the departure of Optionee by reason of the Sale of a Business where Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions.

(b)	Call on Termination For Cause. If the Optionee’s Employment is terminated by the Employer for Cause, for the period ending one hundred eighty-one (181) days following the later of Optionee’s Date of Termination or the date on which this Option is exercised, each of the Company and Lowerco shall have a Call Option at the lower of (i) the exercise price paid by Optionee for such Shares (less any distributions received with respect to such Shares under the SunGard Capital Corp. and SunGard Capital Corp. II Dividend Rights Plan or with respect to such Shares after the exercise of this Option), or (ii) the then Fair Market Value of such Shares, provided, however, that the Companies’ Call Options pursuant to this Section 5(b) shall cease to apply on an IPO.

(c)	Put on Disability or Death. If the Optionee’s Employment terminates as a result of the Optionee’s Disability or death (and if and to the extent permitted by the Code (including Section 409A thereof)) the Optionee (or, the Optionee’s Beneficiary) shall have a Put Option at any time after Optionee’s Date of Termination, but prior to an IPO.

(d)	The Company or Lowerco may assign its rights under this Section 5 to any of their subsidiaries or to the Investors.

(e)	The provisions of this Section 5 supersede Section 6 of the Stockholders Agreement with respect to the Options granted hereunder and the related Shares.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following additional remedies:

(a)	Any exercise, payment or delivery of shares pursuant to this Option may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to no more than one Family Member; provided that transfers to additional Family Members may be made with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

13. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

14. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and the Registration Rights Agreement, in each case treating the undersigned as a “Manager” as defined therein. By accepting this Option, Optionee also irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the Commonwealth of Pennsylvania in the United States of America over any suit, action or proceeding arising out of or related to this Agreement, and waives any objection to the laying of venue of any such suit, action or proceeding in any such court.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                     , 2005.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Management Performance-Based Option

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 12, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Closing” means August 11, 2005;

(d)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be; and “Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs;

(e)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(f)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(g)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(h)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(i)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(j)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein; and

(k)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units).

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) the Optionee’s retirement or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of resignation by the Optionee, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(c)	if the Optionee’s Employment as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Option, which shall be treated in a manner they jointly consider equitable under the circumstances.

4. Exercise of Option.

(a)

In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)

During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                             , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Management Performance-Based Option-UK Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 12, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Closing” means August 11, 2005;

(d)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be; and “Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs;

(e)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(f)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(g)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(h)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(i)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(j)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein; and

(k)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units).

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) the Optionee’s retirement or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of resignation by the Optionee, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(c)	if the Optionee’s Employment as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Option, which shall be treated in a manner they jointly consider equitable under the circumstances.

4. Exercise of Option.

(a)

In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)

During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

13. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

14. National Insurance Contributions. By acceptance of this Option the Optionee agrees to indemnify the Company and its subsidiaries for any employer’s Class 1 national insurance contributions due on the exercise of the Option.

15. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

Executed as of the              day of                     , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Management Performance-Based Option-Non U.S. Resident

Name:
Number of Units:
Price per Unit: $18.00
Date of Grant: August 12, 2005

SUNGARD 2005 MANAGEMENT INCENTIVE PLAN

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDINGS CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT NON-QUALIFIED PERFORMANCE-BASED OPTION AGREEMENT

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”) and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company and Lowerco (as applicable) grant to the Optionee as of August 12, 2005, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Units, consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares as set forth in Schedule A (the “Shares”) at the aggregate price per Unit of $18.00. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement as of the date hereof and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Closing” means August 11, 2005;

(d)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be; and “Year of Termination” means the fiscal year for the applicable Performance Period during which Optionee’s Date of Termination occurs;

(e)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(f)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(g)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(h)	“Management Agreement” means the management agreement entered into as of the Closing between the Company and certain affiliates of the Investors, as it may be amended from time to time;

(i)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(j)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the date of grant, as it may be adjusted as provided herein; and

(k)	“Vest on a Pro Rata Basis” means that the vesting of Optionee’s Option shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Option that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Units subject to the Option that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which Optionee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Units).

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	if the Optionee’s Employment terminates as a result of (i) termination of the Optionee by Employer without Cause, (ii) the Optionee’s retirement or (iii) the Optionee’s Disability or death, then the Option shall Vest on a Pro Rata Basis;

(b)	if the Optionee’s Employment terminates as a result of resignation by the Optionee, then the Option shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of such Optionee;

(c)	if the Optionee’s Employment as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Option, which shall be treated in a manner they jointly consider equitable under the circumstances.

4. Exercise of Option.

(a)

In General. The latest date on which this Option may be exercised is August 11, 2015, (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The Optionee shall not exercise this Option as to Shares of a single class but must exercise this Option as to Units. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Units subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company or Lowerco, as the case may be, to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)	Time To Exercise. The Option must be exercised no later than the Final Exercise Date, and if not exercised by such date, will thereupon terminate. The option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof, in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate, provided further that the Administrator shall extend the period to exercise the portion of the Option that vests after termination of Employment (but not beyond the Final Exercise Date) to the extent necessary to determine the Actual Internal EBITA (as defined in Schedule A) for the year containing the Date of Termination (or for the preceding year, as applicable).

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per-Unit exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the product of (a) the per-share amount paid in connection with the Adjustment Event and (b) the number of shares of the class of stock affected by the Adjustment Event that were included in each Unit immediately prior to the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per-Unit exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares that are included in each Unit immediately following the Adjustment Event. In the case of a redemption or repurchase, the number of Shares of the class of stock redeemed or repurchased that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding shares of the affected class resulting from the redemption or repurchase. Optionee shall be entitled to receive any information reasonably requested regarding the composition of a Unit and the allocation of the Option’s exercise price among the Shares included in a Unit, as adjusted in accordance with this Section 7.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)

During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or if Optionee breaches any duty to the Company. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (ii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or Optionee’s breach of any duty to the Company. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or of any duty to the Company would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Companies may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Stock Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future.

13. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data relating to Optionee, and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to process any such personal data and/or sensitive personal data. Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

14. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware in the United States of America without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the          day of                             , 2005.

SunGard Capital Corp. and	SUNGARD CAPITAL CORP.
SunGard Capital Corp. II	SUNGARD CAPITAL CORP. II

By:

Optionee
Name:

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Option shall be exercisable to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, the Option will not become exercisable for any Units at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, the Option shall become exercisable for 1/6 of the Units (rounded to the nearest .0001 of a Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Units that vest will be determined by interpolation at the linear rate of 1/67.5 of the Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Unit);

provided that any Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2005 is 100% of the Base Case, then approximately 7.41% of the Units vest on December 31, 2005 (1/67.5 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2005 and 2006 is 105% of the cumulative Base Case, then approximately 22.23% of the Units vest on December 31, 2006 ([1/67.5 x 10 Internal EBITA percentage points x 2 years] – 7.41%). For purposes of this Vesting Schedule:

“Performance Period” means the six (6) year period beginning on January 1, 2005.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2005	2006	2007	2008	2009	2010
Actual Internal EBITA (in millions)

For the avoidance of doubt, year 2005 shall include EBITA accrued prior to the effective date of the Plan.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.